UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 18, 2018

Escalon Medical Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	000-20127	330272839
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

435 Devon Park Drive, Suite 100, Wayne, Pennsylvania		19087
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-688-6830

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Top of the Form

Item 4.01 Changes in Registrant's Certifying Accountant.

On Janurary 18, 2018, Escalon Medical Corp (the "Company") dismissed Mayer Hoffman McCann P.C. ("MHM") as the Company’s independent registered public accounting firm responsible for auditing its financial statements. The decision was approved by the Audit Committee of the Board of Directors of the Company.

The report of MHM on the Company’s consolidated financial statements for the fiscal year ended June 30, 2017 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Such report included an emphasis of a matter paragraph related to MHM's expression of substantial doubt about the Company's ability to continue as a going concern.

During the Company’s fiscal year ended June 30, 2017 and the subsequent interim periods preceding MHM’s dismissal, the Company had no disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MHM, would have caused it to make a reference to the subject matter of the disagreement in connection with its report on the financial statements for such years or subsequent interim periods.

During the Company’s fiscal year ended June 30, 2017 and the subsequent interim periods preceding MHM’s dismissal, there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The change in independent registered public accounting firm does not result from any dissatisfaction with the quality of professional services that have been rendered by MHM as the independent registered public accounting firm of the Company.

On January 18, 2018, the Audit Committee of the Company’s Board of Directors approved the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the year ended June 30, 2018. During the two fiscal years ended June 30, 2017 and subsequent interim periods, neither the Company nor anyone engaged on the Company’s behalf consulted with Friedman LLP regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a "reportable event" (as described in Item 304(a)(1)(v) of Regulation S-K).

Top of the Form

Exhibit Index

Exhibit No.	Description

16.1	Letter Mayer Hoffman McCann P.C. dated 1 23 2018

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Escalon Medical Corp.

January 23, 2018	By:	Richard J. DePiano Jr

Name: Richard J. DePiano Jr
Title: CEO

Top of the Form